Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley H. Feldmann, certify that:

1.    I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Cubic Corporation; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Bradley H. Feldmann
Bradley H. Feldmann
Chairman, President & Chief Executive Officer
Date: January 28, 2021